UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2016

Intellicheck Mobilisa, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-15465	11-3234779
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Jericho Quadrangle, Suite 200, Jericho, NY 11753

(Address of principal executive offices) (Zip code)

(516) 992-1900

(Registrant’s telephone number, including area code)

191 Otto Street, Port Townsend, WA 98368

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Stock Repurchase Agreement

On February 24, 2016, Intellicheck Mobilisa, Inc., a Delaware corporation (the “Company”), entered into a Stock Repurchase Agreement (the “Agreement”) with Nelson Ludlow, the Company’s former chief executive officer and chairman of the board of directors, and Bonnie Ludlow, the Company’s former senior vice president and director. Pursuant to the Agreement, the Company agreed to repurchase 979,114 shares of the common stock of the Company jointly-owned by Nelson Ludlow and Bonnie Ludlow (“Shares”) at a price of $1.12 per share. The parties currently expect the transaction to close on or prior to March 4, 2016.

The preceding summary of the Agreement does not purport to be complete and it is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Lease Agreement

On February 24, 2016, Mobilisa, Inc., a subsidiary of the Company, entered into the First Amendment to Lease Agreement (the “Lease Amendment”) with Eagle Coast, LLC, a Washington limited liability company (the “Landlord”). The Lease Amendment amends the Lease Agreement with the Landlord, dated August 1, 2007 (the “Lease”), for the Company’s offices located at 191 Otto Street, Port Townsend, Washington 98368, and provides for, among other things, a reduction in the size of the premises subject to the Lease effective March 31, 2016, and amends the expiration date of the lease from July 31, 2017 to December 31, 2016.

Pursuant to the Lease Amendment, the Company is required to pay $100,000.00 to the Landlord in full satisfaction of the Company’s remaining payment obligations under the Lease. After such payment, the Company will not be required to pay any additional rent or other sums to the Landlord for its continued occupancy and possession of the premises through December 31, 2016.

The preceding summary of the Lease Amendment does not purport to be complete and it is qualified in its entirety by reference to the full text of the Lease Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No – Description

10.1 – Stock Repurchase Agreement, dated February 24, 2016, by and among Nelson Ludlow, Bonnie Ludlow, and the Company.

10.2 – First Amendment to Lease Agreement, dated February 24, 2016, by and between Mobilisa, Inc. and Eagle Coast, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 1, 2016	INTELLICHECK MOBILISA, INC.

By:	/s/ Bill White
Bill White
Chief Financial Officer